SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.   20549


                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                          October 18, 1996
         Date of report (Date of earliest event reported)


                         SUCCESSORIES, INC.
       (Exact name of Registrant as specified in its charter)


                             Illinois
  (State or other jurisdiction of incorporation or organization)


        0-22834                           36-3760230
(Commission File Number)      (I.R.S. Employer Identification Number)


       919 Springer Drive
       Lombard, Illinois                      60148
(Address of principal executive office)      (Zip Code)


                          630/953-8440
      (Registrant's telephone number, including area code)




                         Not Applicable
(Former name or former address, if changed since last report)


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Item 4.  Change in Registrant's Certifying Accountant

         (a)    On October 18, 1996, Successories, Inc. (the
"Registrant") dismissed Price Waterhouse LLP ("Price Waterhouse") as its independent accountants.

         (b) Price Waterhouse reported on the Registrant's financial statements for the fiscal year ended April 30, 1995 and the period May 1, 1995 through February 3, 1996.

         (c) The report of Price Waterhouse on the Registrant's financial statements for the fiscal year ended April 30, 1995 and the period May 1, 1995 through February 3, 1996, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         (d) The Registrant's Audit Committee recommended and the Board of Directors approved, effective as of October 18, 1996, the decision to change independent accountants.

         (e) In connection with its audits for the fiscal year ended April 30, 1995 and the period May 1, 1995 through February 3,
1996 and through October 18, 1996; (i) there have been no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse would have caused them to make reference thereto in their reports on the financial statements for such periods; and (ii) the Registrant restated its fiscal 1995 third quarter operating results due to a misstatement of inventory values resulting primarily from higher than expected labor and overhead costs directly related to a fulfillment system failure during the peak selling season. Price Waterhouse reported on certain weaknesses in the Registrant's internal control and management information systems relating to certain accounting functions for the fiscal year ended April 30, 1995. As reported in the Registrant's Form 10-K for the fiscal year ended April 30, 1995, the Registrant has strengthened its internal control environment by hiring and promoting key employees in the Accounting and MIS departments in addition to enhancing policies and procedures in the inventory management system.

         (f) Effective October 19, 1996, the Registrant engaged Arthur Andersen, LLP ("Arthur Andersen") as its new independent accountants to audit the Registrant's financial statements. During the fiscal year ended April 30, 1995, the most recent fiscal year and through October 18, 1996, the Registrant has not consulted with Arthur Andersen regarding the application of accounting principles to any transaction or the type of audit opinion that might be rendered on Registrants' financial statements or any matter that was the subject of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(1)(v)).

         (g) The Registrant has requested that Price Waterhouse furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 23, 1996, is filed as Exhibit 16 to this Form 8-K.



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Item 7.     Financial Statements and Exhibits

     (a) - (b)  Financial Statements -- None

     (c)        Exhibits:

                Exhibit 16 - Letter from Price Waterhouse LLP




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                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SUCCESSORIES, INC.



Date: October 18, 1996              By:/s/ Arnold M. Anderson
                                       Arnold M. Anderson
                                       Chief Executive Officer
                                       and Chairman of the Board
                                       of Directors



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                          EXHIBIT INDEX


Exhibit       Description                           Page

  16          Letter from Price Waterhouse LLP        6

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